UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 30, 2019

(Date of earliest event reported)

POTLATCHDELTIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 30, 2019 PotlatchDeltic Corporation (the “Company”), and its wholly owned subsidiaries PotlatchDeltic Forest Holdings, Inc. and PotlatchDeltic Land & Lumber, LLC (the “Borrowers”), entered into a First Amendment to Second Amended and Restated Term Loan Agreement and Incremental Term Loan Agreement (the “Agreement”) with Northwest Farm Credit Services, PCA, as Administrative Agent and the Lenders from time to time party thereto and the Guarantors party thereto amending the existing Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 (“Term Loan Agreement”), among the Borrowers, Northwest Farm Credit Services, PCA, as administrative agent and the Lenders from time to time party thereto and the Guarantors party thereto.

Under the Agreement, the Lenders agreed to extend an additional term loan to the Borrowers under the Term Loan Agreement in the principal amount of $150 million for the purpose refinancing the Potlatch Corporation $150,000,000 7 ½ % Senior Notes due 2019 (“Senior Notes").

Pursuant to the Agreement the Borrowers borrowed a Term Loan under the Agreement in the principal amount of $150 million, maturing on January 1, 2029, and bearing interest at a rate equal to 1-month LIBOR plus 1.85% per annum.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of Material Agreement

On January 31, 2019 the Company redeemed and paid in full all outstanding Senior Notes at a redemption price equal to $150 million of principal, accrued interest of $2,812,500 to the redemption date and a redemption premium of $4,864,640.  The redemption principal was paid from borrowings under the Agreement and the balance was paid from cash on hand.

Item 9.01 Financial Statements and Exhibits (d) Exhibits

10.1

First Amendment to Second Amended and Restated Term Loan Agreement and Incremental Term Loan Agreement dated as of January 30, 2019 among PotlatchDeltic Corporation and its wholly owned subsidiaries, as borrowers, the guarantors party thereto, Northwest Farm credit services, PCA, as administrative agent and the Lender from time to time party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2019

POTLATCHDELTIC CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment to the Second Amended and Restated Term Loan Agreement and Incremental Term Loan Agreement dated as of January 30, 2019

4